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                                                                    EXHIBIT 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement File No. 33-96430.

                                LUND KOEHLER COX & COMPANY, PLLP

Minneapolis, Minnesota
March 27, 1997.